UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

LAMB WESTON HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 27, 2018. LAMB WESTON HOLDINGS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. LAMB WESTON HOLDINGS, INC. 599 S. RIVERSHORE LANE EAGLE, ID 83616 proxy materials and voting instructions. E49294-P11533 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:July 30, 2018 Date: September 27, 2018Time: 8:00 AM, MDT Location:The Hilton Garden Inn 145 E. Riverside Drive Eagle, Idaho 83616

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 27, 2018. LAMB WESTON HOLDINGS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. LAMB WESTON HOLDINGS, INC. 599 S. RIVERSHORE LANE EAGLE, ID 83616 proxy materials and voting instructions. E49294-P11533 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:July 30, 2018 Date: September 27, 2018Time: 8:00 AM, MDT Location:The Hilton Garden Inn 145 E. Riverside Drive Eagle, Idaho 83616

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

1a. Peter J. Bensen

1b. Charles A. Blixt

1c. André J. Hawaux

1d. W.G. Jurgensen

1e. Thomas P. Maurer

1f. Hala G. Moddelmog

1g. Andrew J. Schindler

1h. Maria Renna Sharpe

1i. Thomas P. Werner

The Board of Directors recommends you vote FOR the following proposals:

2. Advisory Vote to Approve Executive Compensation.

3. Ratification of the Appointment of KPMG LLP as Independent Auditors for Fiscal Year 2019.

NOTE: We will transact such other business as may properly come before the meeting or any adjournment thereof.

E49296-P11533

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